                                                                     Exhibit 4.1

                           [FORM OF GLOBAL SECURITY]


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



REGISTERED                                                            REGISTERED

No. R-1                                                             $200,000,000

                                COMDISCO, INC.
                         5.95% Note Due April 30, 2002

                                                                CUSIP 200336 AU9

     Comdisco, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on April 30, 2002 and to pay interest thereon from April 23, 1999 or from the most recent date in respect of which interest has been paid or duly provided for semi-annually on April 30 and October 30, in each year, commencing October 30, 1999, and at maturity, at the rate of 5.95% per annum, until the principal hereof is paid or duly made available for payment.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the April 15 or October 15 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest payable at Stated Maturity will be payable to the Person to whom the principal hereof shall be payable.

     Payment of the principal of, and the interest on, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This Note is one of a duly authorized series of securities issued and to be issued under an Indenture, dated as of December 15, 1998 (the "Indenture"), between the Company and The Fuji Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes, under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     This Note is a global Note representing Securities of a series of the Company's 5.95% Notes Due April 30, 2002 limited in aggregate principal amount to $350,000,000 (the "Notes").

     This Note is not subject to any sinking fund. This Note will be redeemable, in whole or in part, at our option at any time or from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal of and interest on such Notes (not including any portion of such payments of interest accrued as of the Redemption Date (as defined below)) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points plus, in the case of each of clause (i) and (ii) above, accrued interest thereon to the Redemption Date; provided, however, that the Company will pay any interest installment due on an Interest Payment Date which occurs on or prior to a Redemption Date to the registered holders of this Note as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

     "Adjusted Treasury Rate" mans, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Note to be redeemed that would be utilized at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

     "Comparable Treasury Price" means with respect to any Redemption Date, (i) the average of three Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of five Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

     "Redemption Date" means the date fixed for redemption of this Note, if applicable.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch Government Securities Inc., Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc, NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     Notice of any redemption will be mailed not less than 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

     If (a) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Security and a successor depositary is not appointed by the Company within 60 days or if at any time the Depositary ceases to be clearing agency registered under the Securities Exchange Act of 1934, as amended, (b) the Company in its sole discretion determines that this global Security shall be exchangeable for definitive Securities of this series in registered form or (c) an Event of Default with respect to the Notes represented hereby has occurred and is continuing, the Holder hereof shall surrender this global Security to the Trustee for cancellation whereupon in accordance with the Indenture the Company will execute and deliver the Notes of this series in definitive registered form without coupons, in denominations of $1,000 and any integral multiples thereof, and in a like aggregate principal amount, in exchange for this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

     The Indenture contains provisions permitting the Company and the Trustee, with the written consent of Holders of a majority in principal amount of the Notes, to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and modifications without the consent of Holders, the rights of such Holders. However, without the consent of each Holder affected thereby, an amendment or modification may not: (a) change the Stated Maturity or any Interest Payment Date or the redemption price; (b) reduce the principal amount of, or the interest on, any Note or reduce the amount of principal which could be declared due and payable prior to the Stated Maturity;
(c) change the place or currency of any payment of principal or interest on any Note (except as otherwise provided in the Indenture); (d) impair the right to institute suit for the enforcement of any payment on or with respect to any Note; (e) reduce the percentage in principal amount of Notes, the consent of whose Holders is required to modify or amend the Indenture; or (f) modify the foregoing requirements or reduce the percentage in principal amount of Notes necessary to waive any past default to less than a majority. Except with respect to certain fundamental provisions, the Holders of at least a majority in principal amount of Notes may, with respect to the Notes, waive past defaults under the Indenture and waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Company and the Trustee to effect certain modifications and amendments without the consent of the Holders to cure ambiguities, correct inconsistencies and make other changes, provided such modifications and amendments do not adversely affect the interest of the Holders in any material respect.

     If an Event of Default (as defined in the Indenture) with respect to Notes should occur and be continuing, the principal amount of the Notes and interest accrued thereon may, by written notice to the Company, be declared due and payable by the Trustee or the Holders of not less than 25% in principal amount of all outstanding Notes. Such declaration of acceleration may, if all payments due have been made and all Events of Default have been remedied or waived, be rescinded by the Holders of a majority in principal amount of all outstanding Notes. Any Event of Default may be waived by the Holders of a majority in principal amount of all outstanding Notes, except that default in payment of the principal, premium, or interest on any Note, or in respect of a covenant under the Indenture which cannot be modified absent the consent of the Holders of each outstanding Note, cannot be waived.

     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; (iii) the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request; and (iv) the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All capitalized terms used in this Note without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the Certificate of Authentication hereon has been executed by or on behalf of The Fuji Bank and Trust Company, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Comdisco, Inc. has caused this Note to be signed manually or by facsimile, by its duly authorized officers, under its corporate seal (which may be printed, engraved or otherwise reproduced hereon by facsimile or otherwise).

DATED: April 23, 1999

                              COMDISCO, INC.



                              By:____________________________
                                 John J. Vosicky,
                                 Executive Vice President and
                                 Chief Financial Officer

[SEAL]

                              Attest:


                              _______________________________
                                         Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


THE FUJI BANK AND TRUST COMPANY,
AS TRUSTEE


By:_____________________________
        Authorized Signatory

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________



________________________________________________________________________________
                  (Please print or typewrite name and address
                    including postal zip code of assignee)


The within Note and all rights thereunder, hereby irrevocably constituting and appointing __________________________________________________ attorney-in-fact to transfer said Note on the books of the Company, with full power of substitution in the premises.


                             ___________________________________________________
Dated:_________________      Signature

                              NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

                                                                     Exhibit 4.1

                           [FORM OF GLOBAL SECURITY]


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



REGISTERED                                                            REGISTERED

No. R-2                                                             $150,000,000

                                COMDISCO, INC.
                         5.95% Note Due April 30, 2002

                                                                CUSIP 200336 AU9

     Comdisco, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) on April 30, 2002 and to pay interest thereon from April 23, 1999 or from the most recent date in respect of which interest has been paid or duly provided for semi-annually on April 30 and October 30, in each year, commencing October 30, 1999, and at maturity, at the rate of 5.95% per annum, until the principal hereof is paid or duly made available for payment.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the April 15 or October 15 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest payable at Stated Maturity will be payable to the Person to whom the principal hereof shall be payable.

     Payment of the principal of, and the interest on, this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This Note is one of a duly authorized series of securities issued and to be issued under an Indenture, dated as of December 15, 1998 (the "Indenture"), between the Company and The Fuji Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes, under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     This Note is a global Note representing Securities of a series of the Company's 5.95% Notes Due April 30, 2002 limited in aggregate principal amount to $350,000,000 (the "Notes").

     This Note is not subject to any sinking. This Note will be redeemable, in whole or in part, at our option at any time or from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal of and interest on such Notes (not including any portion of such payments of interest accrued as of the Redemption Date (as defined below)) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points plus, in the case of each of clause (i) and (ii) above, accrued interest thereon to the Redemption Date; provided, however, that the Company will pay any interest installment due on an Interest Payment Date which occurs on or prior to a Redemption Date to the registered holders of this Note as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

     "Adjusted Treasury Rate" mans, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Note to be redeemed that would be utilized at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

     "Comparable Treasury Price" means with respect to any Redemption Date, (i) the average of three Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of five Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

     "Redemption Date" means the date fixed for redemption of this Note, if applicable.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch Government Securities, Inc., Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc, NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     Notice of any redemption will be mailed not less than 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

     If (a) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this global Security and a successor depositary is not appointed by the Company within 60 days or if at any time the Depositary ceases to be clearing agency registered under the Securities Exchange Act of 1934, as amended, (b) the Company in its sole discretion determines that this global Security shall be exchangeable for definitive Securities of this series in registered form or (c) an Event of Default with respect to the Notes represented hereby has occurred and is continuing, the Holder hereof shall surrender this global Security to the Trustee for cancellation whereupon in accordance with the Indenture the Company will execute and deliver the Notes of this series in definitive registered form without coupons, in denominations of $1,000 and any integral multiples thereof, and in a like aggregate principal amount, in exchange for this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

     The Indenture contains provisions permitting the Company and the Trustee, with the written consent of Holders of a majority in principal amount of the Notes, to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and modifications without the consent of Holders, the rights of such Holders. However, without the consent of each Holder affected thereby, an amendment or modification may not: (a) change the Stated Maturity or any Interest Payment Date or the redemption price; (b) reduce the principal amount of, or the interest on, any Note or reduce the amount of principal which could be declared due and payable prior to the Stated Maturity;
(c) change the place or currency of any payment of principal or interest on any Note (except as otherwise provided in the Indenture); (d) impair the right to institute suit for the enforcement of any payment on or with respect to any Note; (e) reduce the percentage in principal amount of Notes, the consent of whose Holders is required to modify or amend the Indenture; or (f) modify the foregoing requirements or reduce the percentage in principal amount of Notes necessary to waive any past default to less than a majority. Except with respect to certain fundamental provisions, the Holders of at least a majority in principal amount of Notes may, with respect to the Notes, waive past defaults under the Indenture and waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Company and the Trustee to effect certain modifications and amendments without the consent of the Holders to cure ambiguities, correct inconsistencies and make other changes, provided such modifications and amendments do not adversely affect the interest of the Holders in any material respect.

     If an Event of Default (as defined in the Indenture) with respect to Notes should occur and be continuing, the principal amount of the Notes and interest accrued thereon may, by written notice to the Company, be declared due and payable by the Trustee or the Holders of not less than 25% in principal amount of all outstanding Notes. Such declaration of acceleration may, if all payments due have been made and all Events of Default have been remedied or waived, be rescinded by the Holders of a majority in principal amount of all outstanding Notes. Any Event of Default may be waived by the Holders of a majority in principal amount of all outstanding Notes, except that default in payment of the principal, premium, or interest on any Note, or in respect of a covenant under the Indenture which cannot be modified absent the consent of the Holders of each outstanding Note, cannot be waived.

     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; (iii) the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request; and (iv) the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All capitalized terms used in this Note without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the Certificate of Authentication hereon has been executed by or on behalf of The Fuji Bank and Trust Company, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Comdisco, Inc. has caused this Note to be signed manually or by facsimile, by its duly authorized officers, under its corporate seal (which may be printed, engraved or otherwise reproduced hereon by facsimile or otherwise).

DATED: April 23, 1999

                              COMDISCO, INC.



                              By:____________________________
                                 John J. Vosicky,
                                 Executive Vice President and
                                 Chief Financial Officer

[SEAL]

                              Attest:


                              _______________________________
                                         Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


THE FUJI BANK AND TRUST COMPANY,
AS TRUSTEE


By:_____________________________
        Authorized Signatory

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________



________________________________________________________________________________
                  (Please print or typewrite name and address
                    including postal zip code of assignee)


The within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________________ attorney-in-fact to transfer said Note on the books of the Company, with full power of substitution in the premises.


                              __________________________________________________
Dated:_______________         Signature

                              NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.